S000022086 [Member] Investment Strategy - Large Core Value Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]
The Fund invests primarily in value stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. The portfolio managers generally consider large capitalization companies to be those companies having market capitalizations within the range of companies included in the Russell 1000® Value Index, although the portfolio will primarily consist of stocks with a market capitalization equal to or greater than the median market capitalization of companies included in such index. As of March 31, 2026, and as provided by the Sub-Adviser, the capitalization range of the Russell 1000® Value Index was $907 million to $3.47 trillion, and the median market capitalization was $14.84 billion. Because the Fund’s definition of large capitalization companies is dynamic, it will change with the markets. Value stocks are stocks that, in the opinion of the Sub-Adviser, are inexpensive or undervalued relative to the intrinsic value of the company.
The Fund primarily invests in dividend-paying stocks, but may also invest in non-income producing stocks. The Fund may invest in convertible debt securities of any credit quality (including securities rated below investment grade (so-called “junk”)).
The Fund may invest in publicly traded real estate investment trusts (“REITs”). The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Securities of foreign issuers that are represented by American Depositary Receipts (“ADRs”) are not subject to this restriction. The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. While the Fund’s sector and industry exposure is expected to vary over time, as of February 28, 2026, the Fund had significant exposure to the Financials Sector, Health Care Sector, and Industrials Sector, as each sector is defined by the Global Industry Classification Standard.
Investment decisions are made primarily on the basis of fundamental research. The Sub-Adviser may consider a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of a company’s net value when selecting securities. These considerations may be taken into account alongside other fundamental research in the investment selection process. The Sub-Adviser may sell a security when the Sub-Adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.
The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Strategy Portfolio Concentration [Text]	The Fund invests primarily in value stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies.The Fund primarily invests in dividend-paying stocks, but may also invest in non-income producing stocks.